Property, Equipment and Software, Net	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
Property, Equipment and Software, Net

6. PROPERTY, EQUIPMENT AND SOFTWARE, NET

	As of December 31,
	2021	2022
	(RMB in thousands)
Computers and equipment	163,057	204,314
Furniture and fixtures	18,979	19,311
Leasehold improvement	61,577	66,618
Software	83,518	93,309
Construction in progress	59,441	149,777
Total property, equipment and software	386,572	533,329
Accumulated depreciation and amortization	(191,242)	(248,736)
Total property, equipment and software, net	195,330	284,593

Depreciation and amortization expenses on property, equipment and software for the years ended December 31, 2010, 2021 and 2022 were RMB53.4 million, RMB56.4 million and RMB60.5 million, respectively.